UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to section 240.14a-12


                      THE ADVISORS' INNER CIRCLE FUND III
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                        NORTHPOINTE SMALL CAP VALUE FUND
                        NORTHPOINTE LARGE CAP VALUE FUND

                               EACH, A SERIES OF

                      THE ADVISORS' INNER CIRCLE FUND III
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

Dear Shareholder:

          Enclosed is a notice, proxy statement and proxy card for a Special Meeting of Shareholders (the "Meeting") of the NorthPointe Small Cap Value Fund and the NorthPointe Large Cap Value Fund (each a "Fund" and together, the "Funds"), each a series of The Advisors' Inner Circle Fund III (the "Trust"). The Meeting is scheduled for July 21, 2014. If you are a shareholder of record of a Fund as of the close of business on June 19, 2014, you are entitled to vote at the Meeting, and any adjournment of the Meeting.

          At the Meeting, shareholders of each Fund will be asked to elect five Trustees to the Board of Trustees of the Trust (the "Proposal"). The Proposal is discussed in more detail in the accompanying materials.

          THE BOARD OF TRUSTEES OF THE ADVISORS' INNER CIRCLE FUND III HAS UNANIMOUSLY APPROVED THE PROPOSAL AND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

          YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting. You may also vote your shares by telephone, through the Internet or in person. Please follow the enclosed instructions to utilize any of these voting methods.

          If we do not receive your vote promptly, you may be contacted by a representative of the Funds, who will remind you to vote your shares.

          Thank you for your attention and consideration of this important Proposal and for your investment in the Funds. If you need additional information, please call shareholder services at 1-800-330-5136.
Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Sincerely,

/s/ Michael Beattie

Michael Beattie
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                        NORTHPOINTE SMALL CAP VALUE FUND
                        NORTHPOINTE LARGE CAP VALUE FUND

                               EACH, A SERIES OF

                      THE ADVISORS' INNER CIRCLE FUND III
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 21, 2014

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the NorthPointe Small Cap Value Fund and the NorthPointe Large Cap Value Fund (each a "Fund" and together, the "Funds"), each a series of The Advisors' Inner Circle Fund III (the "Trust"), will be held at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456 on July 21, 2014, at 10:00 a.m., Eastern time.

At the Meeting, shareholders of record of each Fund ("Shareholders") will be asked to elect five Trustees to the Board of Trustees of the Trust, and to transact such other business, if any, as may properly come before the Meeting.

All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet, by telephone or in person. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Meeting.

Shareholders of record of each Fund at the close of business on June 19, 2014 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
                SHAREHOLDER MEETING TO BE HELD ON JULY 21, 2014.

The proxy statement is available at proxyonline.com/docs/northpointefunds.pdf.

                                             By Order of the Board of Trustees

                                             /s/ Michael Beattie

                                             Michael Beattie
                                             President

                        NORTHPOINTE SMALL CAP VALUE FUND
                        NORTHPOINTE LARGE CAP VALUE FUND

                               EACH, A SERIES OF

                      THE ADVISORS' INNER CIRCLE FUND III
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 21, 2014

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Advisors' Inner Circle Fund III (the "Trust"), on behalf of the NorthPointe Small Cap Value Fund and the NorthPointe Large Cap Value Fund (each, a "Fund" and together, the "Funds"), to be voted at a special meeting of shareholders of the Funds at the offices of SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on July 21, 2014 at 10:00 a.m., Eastern time, and at any adjourned session thereof (the "Meeting"). Shareholders of record of each Fund at the close of business on June 19, 2014 (the "Record Date") ("Shareholders") are entitled to notice of, and to vote at, the Meeting. The proxy card and this proxy statement are being mailed to Shareholders on or about July 8, 2014.

The Trust currently offers two classes of shares of beneficial interest of each Fund, Institutional Class Shares and Investor Class Shares ("Shares"). Only Institutional Class Shares have been issued to Shareholders as of the Record Date. Each full Share will be entitled to one vote at the Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share. As of the Record Date, the Funds had the following Shares issued and outstanding, respectively:

--------------------------------------------------------------------------------
FUND                                              SHARES ISSUED AND OUTSTANDING
--------------------------------------------------------------------------------
NorthPointe Small Cap Value Fund --                         16,224.778
  Institutional Class Shares
--------------------------------------------------------------------------------
NorthPointe Large Cap Value Fund --                         15,460.968
  Institutional Class Shares
--------------------------------------------------------------------------------

As used in this proxy statement, the Trust's Board of Trustees is referred to as the "Board," and the term "Trustee" includes each trustee of the Trust.

                             DISCUSSION OF PROPOSAL

INTRODUCTION

At the Meeting, it is proposed that five Trustees be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the election of William M. Doran, John C. Hunt, Thomas P. Lemke, Randall S. Yanker and Terrence O. Jones (each, a "Nominee" and collectively, the "Nominees"). FOR THE REASONS DISCUSSED BELOW, THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL
NOMINEES.

GENERAL INFORMATION

The Trust's Board of Trustees currently consists of five Trustees, four of whom have been elected by shareholder vote and one of whom has been appointed by the Board. William M. Doran, John C. Hunt, Thomas P. Lemke and Randall S. Yanker were each elected by the initial shareholder of the Trust. Terrence O. Jones was appointed by the Board at a quarterly meeting of the Board of Trustees on May 15, 2014, but has not been elected by shareholders.

Section 16(a) of the 1940 Act generally requires the trustees of an investment company be elected by shareholder vote. Section 16(a) provides, however, that trustees may be appointed without the election of shareholders if, immediately after such appointment, at least two-thirds of the trustees then holding office have been elected by shareholders. Currently, four of the five Trustees (80% of the Board) have been elected by shareholders. Accordingly, the Trust is in compliance with Section 16(a) of the 1940 Act. Nonetheless, in order to retain greater operational flexibility to fill Board vacancies in the future, the Board has determined that each of the five Trustees currently serving on the Board should be submitted for election by shareholders at the Meeting so that 100% of the Board will have been elected by shareholders if shareholders approve the proposal.

Each of the Nominees has consented to being named in this proxy statement and serving as a Trustee if elected. The Trust knows of no reason why any Nominee would be unable or unwilling to serve if elected. Because the Trust does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until the earlier of his resignation or his successor is duly appointed or elected and qualified.

INFORMATION REGARDING NOMINEES

Certain information regarding each of the Nominees is set forth below. The person listed under "Nominee for Interested Trustees (Currently Serves as Interested Trustees)" below is an "interested person" of the Trust, an investment adviser of a Fund of the Trust, or SEI Investments Distribution Co., the principal underwriter of the Trust (the "Distributer"), as that term is defined under Section 2(a)(19) of the 1940 Act. Each person who is not an "interested person" of the Trust, an investment adviser of a Fund of the Trust, or the Distributer within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under the heading "Nominees for Independent Trustees (Currently Serve as Independent Trustee)" below. The address of each Nominee is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

----------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF
                             TERM OF         PRINCIPAL          PORTFOLIOS IN
NAME AND     POSITION       OFFICE AND      OCCUPATION(S)       FUND COMPLEX             OTHER
YEAR OF      HELD WITH      LENGTH OF       DURING PAST 5       OVERSEEN BY        DIRECTORSHIPS HELD
 BIRTH        TRUST         TIME SERVED         YEARS            NOMINEE           IN THE PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------
NOMINEE FOR INTERESTED TRUSTEES (CURRENTLY SERVES AS INTERESTED TRUSTEES)(1)
----------------------------------------------------------------------------------------------------------------
William M.   Chairman of    No set term;    Self-Employed         4                 Current
Doran        the Board of   served since    Consultant since                        Directorships:
(Born:       Trustees       2014            2003. Partner at                        Trustee of The
1940)                                       Morgan, Lewis &                         Advisors' Inner
                                            Bockius LLP                             Circle Fund, The
                                            (law firm) from                         Advisors' Inner
                                            1976 to 2003.                           Circle Fund II,
                                            Counsel to the                          Bishop Street
                                            Trust, SEI                              Funds, SEI Daily
                                            Investments,                            Income Trust, SEI
                                            SIMC, the                               Institutional
                                            Administrator                           International Trust,
                                            and the                                 SEI Institutional
                                            Distributor.                            Investments Trust,
                                                                                    SEI Institutional
                                                                                    Managed Trust, SEI
                                                                                    Liquid Asset Trust,
                                                                                    SEI Asset
                                                                                    Allocation Trust,
                                                                                    SEI Tax Exempt
                                                                                    Trust, Adviser
                                                                                    Managed Trust,
                                                                                    New Covenant
                                                                                    Funds, SEI
                                                                                    Insurance Products
                                                                                    Trust and The KP
                                                                                    Funds. Director of
                                                                                    SEI Investments
                                                                                    (Europe), Limited,
                                                                                    SEI Investments--
                                                                                    Global Funds
                                                                                    Services, Limited,
                                                                                    SEI Investments
                                                                                    Global, Limited,
                                                                                    SEI Investments
                                                                                    (Asia), Limited, SEI
                                                                                    Asset Korea Co.,
                                                                                    Ltd., SEI Global
                                                                                    Nominee Ltd. and
                                                                                    SEI Investments --
                                                                                    Unit Trust
                                                                                    Management (UK)
                                                                                    Limited. Director of
                                                                                    the Distributor since
---------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF
                             TERM OF         PRINCIPAL          PORTFOLIOS IN
NAME AND     POSITION       OFFICE AND      OCCUPATION(S)       FUND COMPLEX             OTHER
YEAR OF      HELD WITH      LENGTH OF       DURING PAST 5       OVERSEEN BY        DIRECTORSHIPS HELD
 BIRTH        TRUST         TIME SERVED         YEARS            NOMINEE           IN THE PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------
                                                                                    2003.

                                                                                    Former
                                                                                    Directorships:
                                                                                    Director of SEI
                                                                                    Alpha Strategy
                                                                                    Portfolios, LP to
                                                                                    2013.
----------------------------------------------------------------------------------------------------------------
NOMINEES FOR INDEPENDENT TRUSTEES (CURRENTLY SERVE AS INDEPENDENT TRUSTEES)
----------------------------------------------------------------------------------------------------------------
Jon C. Hunt  Trustee        No set term;    Retired since       4                   Current
(Born:                      served since    2013. Consultant                        Directorships:
1951)                       2014            to Management,                          Trustee of City
                                            Convergent                              National Rochdale
                                            Capital                                 Funds. Member of
                                            Management,                             Independent
                                            LLC ("CCM")                             Committee of
                                            from 2012 to                            Nuveen
                                            2013. Managing                          Commodities Asset
                                            Director and                            Management.
                                            Chief Operating
                                            Officer, CCM
                                            from 1998 to
                                            2012.
----------------------------------------------------------------------------------------------------------------
Terrence O. Trustee         No set term;    Retired.             4                  Current
Jones                       served since                                            Directorships:
(Born:                      2014                                                    Trustee of
1963)                                                                               Genworth Life
                                                                                    Insurance Company
                                                                                    of New York and
                                                                                    Highland Funds.
----------------------------------------------------------------------------------------------------------------
Thomas  P.   Trustee        No set term;    Retired since       4                   Current
Lemke                      served since     2013. Executive                         Directorships:
(Born:                     2014             Vice President                          Trustee of The
1954)                                       and General                             Munder Funds and
                                            Counsel, Legg                           AXA Premier VIP
                                            Mason, Inc. from                        Trust.
                                            2005 to 2013.
                                                                                    Former
                                                                                    Directorships:
                                                                                    Director of ICI
                                                                                    Mutual Insurance
                                                                                    Company to 2013.
----------------------------------------------------------------------------------------------------------------
Randall S.   Trustee        No set term;    Co-Founder and      4                   Current
Yanker                      served since    Senior Partner,                         Directorships:
(Born:                      2014            Alternative Asset                       None.
1960)                                       Managers, L.P.
                                            since 2004.
----------------------------------------------------------------------------------------------------------------



(1) Mr. Doran may be deemed to be an "interested" person of the Funds as that term is defined in the 1940 Act by virtue of his affiliation with the Distributor and/or its affiliates.

BOARD LEADERSHIP STRUCTURE AND RESPONSIBILITIES OF THE BOARD

MEMBERS OF THE BOARD. Currently, there are five members of the Board of Trustees, four of whom are Independent Trustees. Mr. Doran, an interested person of the Trust, serves as Chairman of the Board. Mr. Hunt, an Independent Trustee, serves as the lead Independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees constitute more than three-quarters of the Board, the fact that the chairperson of each Committee of the Board is an Independent Trustee, the amount of assets under management in the Trust, and the number of series of the Trust (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from fund management.

The Board of Trustees has two standing committees: the Audit Committee and Governance Committee, each of which is discussed in greater detail below. The Audit Committee and Governance Committee are chaired by an Independent Trustee and composed of all of the Independent Trustees. In addition, the Board of Trustees has a lead Independent Trustee.

In his role as lead Independent Trustee, Mr. Hunt, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the Independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the Independent Trustees and management, and among the Independent Trustees; (v) serves as a key point person for dealings between the Independent Trustees and management; and (vi) has such other responsibilities as the Board or Independent Trustees determine from time to time.

MEETINGS AND COMMITTEES OF THE BOARD OF TRUSTEES

BOARD COMMITTEES. The Board has established the following standing committees:

     o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; (iii) pre-approving audit and non-audit services provided by each series' independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's administrator that are material to the Trust as a whole, if any, and management's responses to any such reports;
          (vi) reviewing each series' audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firm's reports on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and (ix) other audit related matters. Mr. Hunt, Mr. Jones, Mr. Lemke and Mr. Yanker currently serve as members of the Audit Committee. Mr. Jones serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary.

     o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee that is composed of each of the Independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board's operations; (iii) selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Mr. Hunt, Mr. Jones, Mr. Lemke and Mr. Yanker currently serve as members of the Governance Committee. Mr. Lemke serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary.

          When identifying and evaluating nominees, including those recommended by shareholders, the Governance Committee considers the complementary individual skills and experience of the individual nominee primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds. The Committee has not adopted any specific minimum qualifications with respect to nominees and reviews each nominee's qualifications on case by case basis. All candidates for Independent Trustee must be independent in terms of both the letter and the spirit of the 1940 Act. Management of the Trust's principal underwriter and administrator recommended Mr. Jones to the Governance Committee for election.

OTHER BOARD INFORMATION

The Funds commenced operations on March 25, 2014, and have not completed a full fiscal year of operations. It is expected that the Board will meet at least quarterly at regularly scheduled meetings. Since the Trust is not required to convene annual shareholder meetings, there is no policy requiring Trustee attendance at such meetings.

TRUSTEE/NOMINEE QUALIFICATIONS

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving on other mutual fund boards.

The Trust has concluded that Mr. Hunt should serve as Trustee because of the experience he gained in a variety of leadership roles with different investment management institutions, his experience in and knowledge of the financial services industry, and the experience he has gained as a board member of open-end, closed-end and private funds investing in a broad range of asset classes, including alternative asset classes.

The Trust has concluded that Mr. Jones should serve as Trustee because of the experience he gained in a variety of leadership roles with different investment management institutions and in the alternative asset management industry, his experience in and knowledge of the financial services industry, and the experience he has gained serving on other mutual fund boards.

The Trust has concluded that Mr. Lemke should serve as Trustee because of the extensive experience he gained in the financial services industry, including experience in various senior management positions with financial services firms and multiple years of service with a regulatory agency, his background in controls, including legal, compliance and risk management, and his service as general counsel for several financial services firms.

The Trust has concluded that Mr. Yanker should serve as Trustee because of the experience he gained in a variety of leadership roles with the alternative asset management divisions of various financial services firms, his experience in and knowledge of the financial services industry, and the experience he has gained advising institutions on alternative asset management.

OWNERSHIP OF SECURITIES

As of the Record Date, none of the Nominees beneficially owned any equity securities in the Funds. As of the Record Date, none of the Nominees for Independent Trustee, and no immediate family member of any of the Nominees for Independent Trustee, owned securities of the investment adviser of the Funds, the Distributor, or any control person of the investment adviser of the Funds or the Distributor.

TRUSTEE COMPENSATION

The following table sets forth information covering the anticipated total compensation payable by the Trust during its fiscal year ending October 31, 2014 to the persons who serve as Trustees of the Trust. In addition to the fees below, the Trust reimburses the Trustees for their related business expenses.

--------------------------------------------------------------------------------------------------
                                           PENSION OR
                                           RETIREMENT
                       ESTIMATED            BENEFITS
                       AGGREGATE         ACCRUED AS PART       ESTIMATED       ESTIMATED TOTAL
                       COMPENSATION      OF THE TRUST'S     ANNUAL BENEFITS     COMPENSATION
NAME                   FROM THE TRUST       EXPENSES        UPON RETIREMENT    FROM THE TRUST
--------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE/NOMINEE
--------------------------------------------------------------------------------------------------
William M. Doran            $0                N/A                 N/A           $0 for service on
                                                                                one (1) board
--------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES/NOMINEES
--------------------------------------------------------------------------------------------------
Jon C. Hunt            $15,000                N/A                 N/A           $15,000 for service
                                                                                on one (1) board
--------------------------------------------------------------------------------------------------
Terrence O. Jones       $5,000                N/A                 N/A           $5,000 for service
                                                                                on one (1) board
--------------------------------------------------------------------------------------------------
Thomas P. Lemke        $15,000                N/A                 N/A           $15,000 for service
                                                                                on one (1) board
--------------------------------------------------------------------------------------------------
Randall S. Yanker      $15,000                N/A                 N/A           $15,000 for service
                                                                                on one (1) board
--------------------------------------------------------------------------------------------------

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders who wish to communicate in writing with the Board or any Trustee may do so by sending their written correspondence addressed to the Board to SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

REQUIRED VOTE

If a quorum is present, a plurality of all Shares voted at the Meeting is sufficient for the election of Trustees. Abstentions and broker non-votes will not be counted as votes cast, but will be counted for purposes of determining whether a quorum is present. Shareholders of both Funds and share classes within the Trust will vote together for the election of the Trustees.

ADDITIONAL INFORMATION

OFFICERS OF THE TRUST

Information about the Trust's current principal executive officers is set forth below. The mailing address of each officer is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

---------------------------------------------------------------------------------------------------------
   NAME AND          POSITION WITH TRUST      PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
YEAR OF BIRTH
---------------------------------------------------------------------------------------------------------
Michael Beattie      President                Director of Client Service, SEI Investments
(Born: 1965)         (since 2014)             Company, since 2004.
---------------------------------------------------------------------------------------------------------
Robert Nesher        Vice Chairman            SEI employee 1974 to present; currently
(Born: 1946)         (since 2014)             performs various services on behalf of SEI
                                              Investments for which Mr. Nesher is
                                              compensated. President and Director of SEI
                                              Structured Credit Fund, LP. President and
                                              Chief Executive Officer of SEI Alpha Strategy
                                              Portfolios, LP, June 2007 to present. President
                                              and Director of SEI Opportunity Fund, L.P. to
                                              2010.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
   NAME AND          POSITION WITH TRUST                PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
YEAR OF BIRTH
---------------------------------------------------------------------------------------------------------
James F. Volk       Treasurer, Controller and Chief      Chief Accounting Officer and Chief
(Born: 1962)        Financial Officer                    Compliance Officer of SEI Investment
                    (since 2014)                         Manager Services since 2004.
---------------------------------------------------------------------------------------------------------
Dianne M.           Vice President and Secretary         Counsel at SEI Investments since 2010.
Descoteaux          (since 2014)                         Associate at Morgan, Lewis & Bockius LLP
(Born: 1977)                                             from 2006 to 2010.
---------------------------------------------------------------------------------------------------------
Russell Emery       Chief Compliance Officer             Chief Compliance Officer of SEI Structured
(Born: 1962)        (since 2014)                         Credit Fund, LP since June 2007. Chief
                                                         Compliance Officer of SEI Alpha Strategy
                                                         Portfolios, LP from June 2007 to September
                                                         2013. Chief Compliance Officer of The
                                                         Advisors' Inner Circle Fund, Advisors' Inner
                                                         Circle Fund II, Bishop Street Funds, SEI
                                                         Institutional Managed Trust, SEI Asset
                                                         Allocation Trust, SEI Institutional International
                                                         Trust, SEI Institutional Investments Trust, SEI
                                                         Daily Income Trust, SEI Liquid Asset Trust,
                                                         SEI Tax Exempt Trust, Adviser Managed
                                                         Trust, New Covenant Funds, SEI Insurance
                                                         Products Trust and The KP Funds. Chief
                                                         Compliance Officer of SEI Opportunity Fund,
                                                         L.P. until 2010. Director of Investment Product
                                                         Management and Development, SEI
                                                         Investments, since February 2003; Senior
                                                         Investment Analyst -- Equity Team, SEI
                                                         Investments, from March 2000 to February
                                                         2003.
---------------------------------------------------------------------------------------------------------
Lisa Whittaker      Vice President and Assistant         Attorney, SEI Investments Company (2012-
(Born: 1978)        Secretary                            present). Associate Counsel and Compliance
                    (since 2014)                         Officer, The Glenmede Trust Company, N.A.
                                                         (2011-2012). Associate, Drinker Biddle &
                                                         Reath LLP (2006-2011).
---------------------------------------------------------------------------------------------------------
Edward              Anti-Money Laundering                Compliance Manager of SEI Investments
McCusker            Compliance Officer and Privacy       Company, May 2011 -- April 2013. Project
(Born: 1983)        Officer                              Manager and AML Operations Lead of SEI
                    (since 2014)                         Private Trust Company, September 2010 --
                                                         May 2011. Private Banking Client Service
                                                         Professional of SEI Private Banking and Trust,
                                                         September 2008 -- September 2010.
---------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER

NorthPointe Capital, LLC (the "Adviser"), located at 101 West Big Beaver Road, Suite 745, Troy, Michigan, provides investment management services to the Funds.

OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services ("SEIGFS") serves as the Funds' administrator. SEI Investments Distribution Co. ("SIDCO") serves as the Distributor. SIDCO receives no compensation for distributing Fund shares. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP ("PwC"), Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for each of the Funds for their initial fiscal period ending October 31, 2014. PwC, in accordance with Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committees Concerning Independence), has confirmed to the Audit Committee that it is an independent registered public accounting firm with respect to the Trust and each Fund. The Audit Committee approved the engagement of PwC as the Funds' independent registered public accounting firm for the current fiscal period. Representatives of PwC are not expected to be present at the Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. As the Funds have not completed their initial fiscal period, PwC did not receive from the Funds any "audit fees," "audit-related fees," "tax fees" or "all other fees" for any prior fiscal years.(1)

The Trust's Audit Committee Charter requires the Audit Committee to pre-approve the independent registered public accounting firm's engagements (i) with the Funds for audit and permissible non-audit services; (ii) with the Funds' investment advisers, and to any "control affiliates" of such investment advisers, for non-audit services that relate directly to the Funds' operations or financial reporting; and (iii) with the Funds' investment advisers and their control affiliates for certain other non-audit services in order to assure that they do not impair the independent registered public accounting firm's independence from the Funds. The Audit Committee may delegate, to the extent permitted by law, pre-approval authority to either the Audit Committee Chair or financial expert who shall report to the full Audit Committee.

As the Funds have not completed their initial fiscal period, there were no non-audit fees billed by PwC for services rendered to the Funds or to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds for any prior fiscal years. The Audit Committee has considered whether the provision of any non-audit services that were rendered to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds that were not pre-approved is compatible with maintaining PwC's independence, noting that no such services were rendered for any prior fiscal years because the Funds have not completed their initial fiscal period.

(1) "Audit fees" are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. "Audit-related fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators. "Tax fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews. "All other fees" are fees for products and services provided to the Trust other than those reported under "audit fees," "audit-related fees" and "tax fees."

PAYMENT OF EXPENSES

SEI GFS will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures, all related solicitations, if any, and the costs of the Meeting. The Funds will not incur any of these expenses.

BENEFICIAL OWNERSHIP OF SHARES

As of the Record Date, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of any class of the Funds. On that date, the Trustees and officers of the Funds, together as a group, beneficially owned less than 1% of the Fund's outstanding shares.

NORTHPOINTE SMALL CAP VALUE FUND -- INSTITUTIONAL CLASS SHARES

--------------------------------------------------------------------------------
NAME AND ADDRESS                     NUMBER OF SHARES              PERCENT
--------------------------------------------------------------------------------
First Clearing, LLC
2801 Market Street
Saint Louis, MO 63103-2523               5,324.814                  32.82%
--------------------------------------------------------------------------------
Michael P. Hayden
263 Cloverly Road
Grosse Pointe, MI 48236-3303              5,000.00                  30.82%
--------------------------------------------------------------------------------
SEI Private Trust Company Cust
IRA Terry H. Gardner
27998 Trailwood Court
Farmington Hills, MI 48331-2946          2,617.801                  16.13%
--------------------------------------------------------------------------------
Terry H. Gardner
27998 Trailwood Court
Farmington Hills, MI 48331-2946           2,500.00                  15.41%
--------------------------------------------------------------------------------

NORTHPOINTE LARGE CAP VALUE FUND -- INSTITUTIONAL CLASS SHARES

--------------------------------------------------------------------------------
NAME AND ADDRESS                     NUMBER OF SHARES              PERCENT
--------------------------------------------------------------------------------
Michael P. Hayden
263 Cloverly Road
Grosse Pointe, MI 48236-3303              5,000.00                 32.34%
--------------------------------------------------------------------------------
First Clearing, LLC
2801 Market Street
Saint Louis, MO 63103-2523               4,926.108                 31.86%
--------------------------------------------------------------------------------
Terry H. Gardner
27998 Trailwood Court
Farmington Hills, MI 48331-2946           2,500.00                 16.17%
--------------------------------------------------------------------------------
SEI Private Trust Company Cust
IRA Terry H. Gardner
27998 Trailwood Court
Farmington Hills, MI 48331-2946          2,465.483                 15.95%
--------------------------------------------------------------------------------

The information as to beneficial ownership is based on statements furnished to the Funds by the Trustees of the Trust, and/or on the records of the Trust's transfer agent.

ANNUAL AND SEMI-ANNUAL REPORT TO SHAREHOLDERS

For a free copy of the Funds' semi-annual report for the period ended April 30, 2014, shareholders of the Funds may call 1-877-457-NPF3 (1-877-457-6733) or write to the Funds at: NorthPointe Funds, P.O. Box 219009, Kansas City, Missouri 64121-9009.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is organized as a statutory trust under the laws of the State of Delaware. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Funds who wish to present a proposal for action at a future meeting, including a recommendation for nominations to fill vacancies on the Board, should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Funds' proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

VOTING AND OTHER MATTERS

If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the Meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Funds at 1-800-330-5136.

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust, who will not be paid for these services. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by SEI GFS, not the Funds.

All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. IF NO SPECIFICATION IS MADE ON AN EXECUTED PROXY CARD, IT WILL BE VOTED FOR THE MATTERS SPECIFIED ON THE PROXY CARD.

If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting. The presence in person or by proxy of shareholders of the Funds holding more than thirty-three and one-third percent (33 1/3%) of the total number of votes eligible to be cast by all shareholders of the Funds as of the Record Date constitutes a quorum for the transaction of business at the Meeting. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote AGAINST the Proposal.

As used above, "broker non-votes" relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. Pursuant to certain rules promulgated by the New York Stock Exchange LLC that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Except when a quorum is not present at the Meeting, any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. Abstentions and "broker non-votes" will not be counted for or against such proposal to adjourn. The persons named as proxies will vote those proxies that they are entitled to vote FOR such Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such Proposal, against such an adjournment. SEI GFS will bear the costs of any additional solicitation or any adjourned sessions.

No business other than the matter described above is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Funds.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

                                             By Order of the Board of Trustees

                                             /s/ Michael Beattie

                                             Michael Beattie
                                             President

                                   APPENDIX A

                      THE ADVISORS' INNER CIRCLE FUND III

                          GOVERNANCE COMMITTEE CHARTER
                                (THE "CHARTER")

I.   GOVERNANCE COMMITTEE: MEMBERSHIP

The Governance Committee (the "Committee") of The Advisors' Inner Circle Fund III (the "Trust") shall be composed entirely of "Independent Trustees" (members of the Board of Trustees (the "Board") who are not interested persons of the Trusts as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")), and consist of all the Independent Trustees with one Independent Trustee elected as chair of the Committee (the "Chair"). Matters to be addressed "periodically" under the terms of this Charter shall be addressed at least annually, normally in conjunction with the annual self-assessment required by Section V.C. hereof.

II.  BOARD: SELECTION AND TENURE

     A. The Committee shall periodically review the composition of the Board, including its size and the balance of its members' skills, experience and background.

     B. The Committee shall periodically review and make recommendations with regard to the tenure of the Independent Trustees, including term limits and/or age limits.

     C. The Committee shall periodically review and make recommendations with respect to adoption of and administration of any policy for retirement from Board membership.

III. BOARD: NOMINATIONS AND FUNCTIONS

     A. The Committee shall select and nominate all persons to serve as Independent Trustees. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the investment advisers and other principal service providers for the funds of the Trust. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment advisers or service providers.

     B. The Committee also shall consider proposals of and make recommendations for "interested" Trustee candidates to the Board.

     C. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

     D. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

IV.  COMMITTEES: SELECTION AND REVIEW

     A. The Committee shall periodically review committee assignments and make nominations for Independent Trustee membership on all committees.

     B. The Committee shall periodically review and make recommendations to the full Board regarding the responsibilities and charters of any committees (other than the Audit Committee) of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized.

V.   BOARD: EDUCATION AND OPERATIONS

     A. The Committee shall periodically review and make recommendations about ongoing education for incumbent Independent Trustees and about appropriate orientation for new Trustees.

     B. The Committee shall periodically review and make recommendations about the organization of board meetings, including the frequency, timing and agendas of the meetings.

     C. The Committee shall conduct a self-assessment and coordinate evaluation of the performance of the Board (and, in particular, the Independent Trustees) as a whole, at least annually, with a view towards enhancing its effectiveness.

     D. The Committee shall periodically, with the assistance of its counsel, define and clarify the duties and responsibilities of Board members. Included among these shall be legal and fiduciary duties, expectations regarding preparation, attendance, participation at meetings, fund ownership and limitations on investments.

VI.  GOVERNANCE COMMITTEE: OPERATIONS

     A. The Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Committee shall meet at least once each year and shall conduct at least one meeting in person.

     B. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Trust's by-laws. In the event of any inconsistency between this Charter and the Trust's organizational documents, the provisions of the Trust's organizational documents shall govern.

     C. The Committee shall submit minutes of its meeting on a regular basis and shall regularly report to the full Board no later than the next regularly scheduled Board meeting.

     D. The Committee shall review the Committee charter at least annually and recommend appropriate changes.

     E. The Committee shall have the resources and authority to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust or the appropriate Fund(s).

VII. OTHER POWERS AND RESPONSIBILITIES

     A. The Committee shall monitor the performance of legal counsel for the Independent Trustees, and any other service providers (other than the independent auditors, which are monitored by the Audit Committee) that are chosen by the Independent Trustees, and shall supervise counsel for the Independent Trustees.

     B. The Committee shall periodically review and make recommendations about any appropriate changes to director compensation to the full Board.

     C. The Committee has the authority to review and make recommendations to the Board concerning all other matters not listed above pertaining to the functioning of the Board and committees of the Board and pertaining generally to the governance of the Trusts, including the adequacy and appropriateness of insurance coverage and the review and evaluation of possible conflicts of interest.

FEBRUARY 12, 2014

                                         PROXY CARD

[LOGO OMITTED]                           SIGN, DATE AND VOTE ON THE REVERSE SIDE


YOUR VOTE IS IMPORTANT NO                PROXY VOTING OPTIONS
MATTER HOW MANY SHARES YOU               ---------------------------------------
OWN.  PLEASE CAST YOUR                   [GRAPHIC     1. MAIL your signed and
PROXY VOTE TODAY!                         OMITTED]       voted proxy back in the
                                                         POSTAGE PAID ENVELOPE
                                                         provided

                                         [GRAPHIC     2. ONLINE at
                                          OMITTED]       PROXYONLINE.COM using
                                                         your proxy VOTING
                                                         NUMBER found below
SHAREHOLDER REGISTRATION HERE
                                         [GRAPHIC     3. By PHONE when you dial
                                          OMITTED]       toll-free
                                                         1-888-227-9349 to reach
                                                         an automated touchtone
                                                         voting line

                                         [GRAPHIC     4. By PHONE with a LIVE
                                          OMITTED]       OPERATOR when you call
                                                         toll-free
                                                         1-800-330-5136 Monday
                                                         through Friday 9 a.m.
                                                         to 10 p.m. Eastern time
                                         ---------------------------------------
                                         CONTROL NUMBER 12345678910



                        NORTHPOINTE SMALL CAP VALUE FUND

                A SERIES OF THE ADVISORS' INNER CIRCLE FUND III

    PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 21, 2014

The undersigned, revoking prior proxies, hereby appoints Michael Beattie and Dianne M. Descoteaux, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of NorthPointe Small Cap Value Fund (the "Fund") to be held at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456 on July 21, 2014, at 10:00 a.m., Eastern time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

--------------------------------------------------------------------------------
DO YOU HAVE QUESTIONS? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-330-5136. REPRESENTATIVES ARE AVAILABLE TO ASSIST YOU Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on July 21, 2014. The proxy statement for this meeting is available at:

proxyonline.com/docs/northpointefunds.PDF
--------------------------------------------------------------------------------

[PROXY ID NUMBER HERE]               [BAR CODE HERE]                [CUSIP HERE]

NORTHPOINTE SMALL CAP VALUE FUND                                                                                        PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE
COUNTED. The signer(s) acknowledges receipt with this Proxy                         ________________________________________________
Statement of the Board of Trustees. Your signature(s) on this should be             SIGNATURE (AND TITLE IF APPLICABLE)      DATE
exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact,
executors, administrators, trustees or guardians should indicate the full           ________________________________________________
title and capacity in which they are signing.                                       SIGNATURE (IF HELD JOINTLY)              DATE

------------------------------------------------------------------------------------------------------------------------------------

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposals have been unanimously approved by the Board of
Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: O

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FOR              WITHHOLD
------------------------------------------------------------------------------------------------------------------------------------

1.     To elect five Trustees to the Board of Trustees of the Trust

1.1 William M. Doran                                                                                       O                    O

1.2 Jon C. Hunt                                                                                            O                    O

1.3 Terrence O. Jones                                                                                      O                    O

1.4 Thomas P. Lemke                                                                                        O                    O

1.5 Randall S. Yanker                                                                                      O                    O


                                                              THANK YOU FOR VOTING


[PROXY ID NUMBER HERE]                                        [BAR CODE HERE]                                         [CUSIP HERE]


                                         PROXY CARD

[LOGO OMITTED]                           SIGN, DATE AND VOTE ON THE REVERSE SIDE


YOUR VOTE IS IMPORTANT NO                PROXY VOTING OPTIONS
MATTER HOW MANY SHARES YOU               ---------------------------------------
OWN.  PLEASE CAST YOUR                   [GRAPHIC     1. MAIL your signed and
PROXY VOTE TODAY!                         OMITTED]       voted proxy back in the
                                                         POSTAGE PAID ENVELOPE
                                                         provided

                                         [GRAPHIC     2. ONLINE at
                                          OMITTED]       PROXYONLINE.COM using
                                                         your proxy VOTING
                                                         NUMBER found below
SHAREHOLDER REGISTRATION HERE
                                         [GRAPHIC     3. By PHONE when you dial
                                          OMITTED]       toll-free
                                                         1-888-227-9349 to reach
                                                         an automated touchtone
                                                         voting line

                                         [GRAPHIC     4. By PHONE with a LIVE
                                          OMITTED]       OPERATOR when you call
                                                         toll-free
                                                         1-800-330-5136 Monday
                                                         through Friday 9 a.m.
                                                         to 10 p.m. Eastern time
                                         ---------------------------------------
                                         CONTROL NUMBER 12345678910



                        NORTHPOINTE LARGE CAP VALUE FUND

                A SERIES OF THE ADVISORS' INNER CIRCLE FUND III

    PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 21, 2014

The undersigned, revoking prior proxies, hereby appoints Michael Beattie and Dianne M. Descoteaux, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of NorthPointe Large Cap Value Fund (the "Fund") to be held at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456 on July 21, 2014, at 10:00 a.m., Eastern time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

--------------------------------------------------------------------------------
DO YOU HAVE QUESTIONS? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-330-5136. REPRESENTATIVES ARE AVAILABLE TO ASSIST YOU Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on July 21, 2014. The proxy statement for this meeting is available at:

proxyonline.com/docs/northpointefunds.PDF
--------------------------------------------------------------------------------

[PROXY ID NUMBER HERE]               [BAR CODE HERE]                [CUSIP HERE]

NORTHPOINTE LARGE CAP VALUE FUND                                                                                        PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE
COUNTED. The signer(s) acknowledges receipt with this Proxy                         ________________________________________________
Statement of the Board of Trustees. Your signature(s) on this should be             SIGNATURE (AND TITLE IF APPLICABLE)      DATE
exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact,
executors, administrators, trustees or guardians should indicate the full           ________________________________________________
title and capacity in which they are signing.                                       SIGNATURE (IF HELD JOINTLY)              DATE

------------------------------------------------------------------------------------------------------------------------------------

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposals have been unanimously approved by the Board of
Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: O

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FOR              WITHHOLD
------------------------------------------------------------------------------------------------------------------------------------

1.     To elect five Trustees to the Board of Trustees of the Trust

1.1 William M. Doran                                                                                       O                    O

1.2 Jon C. Hunt                                                                                            O                    O

1.3 Terrence O. Jones                                                                                      O                    O

1.4 Thomas P. Lemke                                                                                        O                    O

1.5 Randall S. Yanker                                                                                      O                    O


                                                              THANK YOU FOR VOTING


[PROXY ID NUMBER HERE]                                        [BAR CODE HERE]                                         [CUSIP HERE]
